UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2014

FORESTAR GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33662	26-1336998
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

6300 Bee Cave Road, Building Two, Suite 500 Austin, Texas 78746-5149
(Address of Principal Executive Offices including Zip Code)

(512) 433-5200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 7, 2014, Forestar USA (“Forestar USA”), a wholly-owned subsidiary of Forestar Group (“Forestar”), and the guarantors named therein, entered into a purchase agreement with the several initial purchasers named therein, relating to the sale by Forestar USA of $250.0 million aggregate principal amount of 8.500% senior secured notes due 2022 at an issue price of 100.000% (the “notes”). Subject to customary closing conditions, the sale of the notes is expected to close on or about May 12, 2014.

The notes will be issued in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) solely to qualified institutional buyers, as defined under Rule 144A under the Securities Act, and to certain non-U.S. persons, as defined under Regulation S under the Securities Act. The notes will be unsubordinated obligations of Forestar USA and will be guaranteed by Forestar and each of Forestar’s existing and future domestic subsidiaries that guarantee its senior secured credit facility, subject to certain exceptions. The notes and related guarantees will be secured by a second priority lien on Forestar USA’s and the guarantors’ existing and future assets, including pledges of Forestar USA’s equity interests and the equity interests of certain of its subsidiaries, that also secure its senior secured credit facility.

Forestar intends to use the net proceeds of the offering to repay and retire all of the amounts outstanding under the term loan portion of its senior secured credit facility and to use the remaining proceeds for general corporate purposes, which may include investments in strategic growth opportunities.

The notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. This Current Report is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. The proposed offering of the notes is subject to certain market and other conditions and may not occur as described or at all.

A copy of the press release announcing pricing of the notes is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014	FORESTAR GROUP INC.

	By:	/s/ Christopher L. Nines
		Name:	Christopher L. Nines
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release dated May 7, 2014